     As filed with the Securities and Exchange Commission on March 17, 1999

                                                         Exhibit Index on Page 5


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): March 3, 1999


Commission File Number: 000-22685


                              VORNADO REALTY L.P.
             (Exact name of registrant as specified in its charter)



                    DELAWARE                                                                        13-3925979
(State or other jurisdiction of incorporation)                                                    (I.R.S. employer
                                                                                               identification number)
PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                                                        07663
    (Address of principal executive offices)                                                          (Zip Code)


                                 (201) 587-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEMS 1 - 4.  NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.


VORNADO INCREASES INVESTMENT IN CHARLES E. SMITH COMMERCIAL REALTY L.P. TO 34%

         As of March 3, 1999 Vornado Realty Trust made an additional $242 million investment in Charles E. Smith Commercial Realty L.P. ("Smith") by contributing to Smith the land under certain Smith office properties in Crystal City, Arlington, Virginia and partnership interests in certain Smith subsidiaries. Vornado acquired these assets from Commonwealth Atlantic Properties, Inc. ("CAPI"), an affiliate of Lazard Freres Real Estate Investors L.L.C., immediately prior to the contribution to Smith. Together with Vornado's investment in Smith made in 1997 and the units it is reacquiring today from Vornado Operating Company, Vornado now owns approximately 34% of Smith's limited partnership units. In addition, Vornado acquired from CAPI for $8 million the land under a Marriott Hotel located in Crystal City.

         The purchase price was paid to CAPI by Vornado issuing $250 million of 6% Convertible Preferred Units of Vornado's operating partnership. The Preferred Units are convertible at $44 per unit and the coupon increases to 6.50% over the next three years and then fixes at 6.75% in year eight. Vornado will appoint one of three members to the Smith Board of Managers, increasing under certain circumstances to two of four members in March 2002.

         In connection with these transactions, Vornado agreed to make a five-year $41 million loan to CAPI with interest at 8%, increasing to 9% ratably over the term. The loan will be secured by approximately $55 million of the Vornado units issued to CAPI as well as certain real estate assets.

         Smith owns interests in a total of 10.7 million square feet of office properties in Northern Virginia and Washington, D.C., and manages an additional
14.6 million square feet of office and other commercial properties in the Washington, D.C. area.



             VORNADO INCREASES INVESTMENT IN NEWKIRK JOINT VENTURES

     In March 1999, Vornado and its joint venture partner in the Newkirk Joint Ventures completed an acquisition of additional equity interests in various limited partnerships which own real estate. Vornado has an approximately 30% interest in the Newkirk Joint Ventures. Vornado's investment was approximately $52 million, consisting of units of limited partnership interest in Vornado Realty, L.P. valued at approximately $47.3 million and approximately $4.6 million in cash.

      VORNADO AGREES TO SELL SERIES B PREFERRED SHARES IN PUBLIC OFFERING

     On March 12, 1999, Vornado Realty Trust and Vornado Realty L.P. entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc., as representatives of the several underwriters named in the underwriting agreement, relating to the issuance and sale by Vornado of an aggregate of 3 million 8.5% Series B Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, no par value (the "Series B Preferred Shares"), of Vornado for an aggregate purchase price of approximately $72.6 million. The issuance and sale of the Series B Preferred Shares is expected to be consummated on March 17, 1998 and is subject to customary closing conditions. Vornado has granted the underwriters an option, exercisable for 30 days after March 12, 1999, to purchase up to 450,000 additional Series B Preferred Shares, solely to cover overallotments. If this option is exercised in full, the total proceeds to Vornado will be approximately $83.5 million. Expenses payable by Vornado in connection with the offering of the Series B Preferred Shares are estimated at approximately $405,000.



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

ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:


Exhibit No.       Description

1.1 Underwriting Agreement, dated March 12, 1999, among Vornado Realty Trust, Vornado Realty L.P., Merrill Lynch, Pierce Fenner & Smith Incorporated and the other underwriters named therein (incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K of Vornado Realty Trust, dated March 3, 1999 (File No. 1-11954), filed with the SEC on March 17, 1999).

3.1 Fifth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 3, 1999 (Issuance of Series E-1 Convertible Preferred Units to Commonwealth Atlantic Properties, Inc.) (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K of Vornado Realty Trust, dated March 3, 1999 (File No. 1-11954), filed with the SEC on March 17, 1999).

3.2 Exhibit A to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 11, 1999 (Newkirk Acquisition) (incorporated by reference to
                  Exhibit 3.2 of the Current Report on Form 8-K of Vornado Realty Trust, dated March 3, 1999 (File No. 1-11954), filed with the SEC on March 17, 1999).

3.3 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with Respect to Series B Preferred Shares (incorporated by reference to Exhibit 3.3 of the Current Report on Form 8-K of Vornado Realty Trust, dated March 3, 1999 (File No. 1-11954), filed with the SEC on March 17,
                  1999).

99.1 Press Release of Vornado Realty Trust, dated March 4, 1999 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Vornado Realty Trust, dated March 3, 1999 (File No. 1-11954), filed with the SEC on March 17,
                  1999).


ITEM 8.  NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    VORNADO REALTY L.P.
                                                    (Registrant)

                                                    By: VORNADO REALTY TRUST,
                                                        its general partner

                                                    By:  /s/ Irwin Goldberg
                                                    ----------------------------
                                                    Name: Irwin Goldberg
                                                    Title:  Vice President --
                                                    Chief Financial Officer


Date:  March 17, 1999

                                Index to Exhibits



Exhibit No.       Description

1.1 Underwriting Agreement, dated March 12, 1999, among Vornado Realty Trust, Vornado Realty L.P., Merrill Lynch, Pierce Fenner & Smith Incorporated and the other underwriters named therein (incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K of Vornado Realty Trust, dated March 3, 1999 (File No. 1-11954), filed with the SEC on March 17, 1999).

3.1 Fifth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 3, 1999 (Issuance of Series E-1 Convertible Preferred Units to Commonwealth Atlantic Properties, Inc.) (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K of Vornado Realty Trust, dated March 3, 1999 (File No. 1-11954), filed with the SEC on March 17, 1999)

3.2 Exhibit A to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 11, 1999 (Newkirk Acquisition) (incorporated by reference to Exhibit
                  3.2 of the Current Report on Form 8-K of Vornado Realty Trust, dated March 3, 1999 (File No. 1-11954), filed with the SEC on March 17, 1999).

3.3 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with Respect to Series B Preferred Shares (incorporated by reference to Exhibit 3.3 of the Current Report on Form 8-K of Vornado Realty Trust, dated March 3, 1999 (File No. 1-11954), filed with the SEC on March 17,
                  1999).

99.1 Press release of Vornado Realty Trust, dated March 4, 1999 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Vornado Realty Trust, dated March 3, 1999 (File No. 1-11954), filed with the SEC on March 17,
                  1999).